AMENDMENT NO. 4 TO CREDIT AGREEMENT
AMENDMENT NO. 4, dated as of November 15, 2013 (this “Amendment”), by and among the Co-Borrowers, Parent, Topco, Holdings, the Lenders party thereto and the Administrative Agent, to the Credit Agreement, dated as of November 4, 2011, as amended by Amendment No. 1 to Credit Agreement, dated November 7, 2012, Amendment No. 2 to Credit Agreement, dated June 14, 2013 and Amendment No. 3 to Credit Agreement, dated October 28, 2013, among CHIRON MERGER SUB, INC., a Texas corporation, KINETIC CONCEPTS, INC., a Texas corporation (the “Lead Borrower”), KCI USA, INC., a Delaware corporation (“KCI USA” and, together with the Lead Borrower, the “Co-Borrowers”), CHIRON HOLDINGS, INC., a Delaware corporation (“Holdings”), CHIRON TOPCO, INC., a Delaware corporation (“Topco”), CENTAUR GUERNSEY LP, INC., a Guernsey limited partnership (“Parent”), solely with respect to Sections 5.01 through 5.04, 7.13 and 8.01 of the Credit Agreement, CHIRON GUERNSEY GP CO. LIMITED, a Guernsey limited company, BANK OF AMERICA, N.A., as administrative agent, collateral agent, letter of credit issuer and swing line lender, and each lender from time to time party thereto (the “Credit Agreement”).
W I T N E S S E T H:
WHEREAS, Section 10.01 of the Credit Agreement allows certain provisions of the Credit Agreement that affect the rights or duties of Lenders holding Loans of a particular Class to be amended or waived with the written concurrence of each of the Co-Borrowers, Holdings, the Administrative Agent and the Required Lenders holding Loans of such particular Class;
WHEREAS, the Co-Borrowers, Holdings, the Administrative Agent, Lenders having more than 50% of the Outstanding Amount of the Dollar Term D-1 Loans and Lenders having more than 50% of the Outstanding Amount of the Incremental Term D-1 Loans have agreed to amend the Credit Agreement as provided for herein; and
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
ARTICLE I

Amendments
Subject to the occurrence of the Amendment No. 4 Effective Date and other than with respect to (x) the initial borrowing date, (y) the use of proceeds and (z) the fees payable on the Amendment No. 3 Effective Date in respect of, in each case, the Incremental Term D-1 Loans, the Incremental Term D-1 Loans shall have identical terms as the Dollar Term D-1 Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents. Upon the Amendment No. 4 Effective Date, the Administrative Agent will record the Incremental Term D-1 Loans as being of the same “Class” as the Dollar Term D-1 Loans. The Incremental Term D-1 Loans shall be assigned the same CUSIP as the Dollar Term D-1 Loans.

ARTICLE II

Waivers and Consents
The Lenders party hereto (x) waive any rights to compensation pursuant to Section 3.05(a) of the Credit Agreement in connection with this Amendment and recording the Incremental Term D-1 Loans as being of the same “Class” as the Dollar Term D-1 Loans and (y) consent to an Interest Period beginning on the Amendment No. 4 Effective Date and ending on December 31, 2013 in respect of the Eurocurrency Rate Borrowing incurred on the Amendment No. 4 Effective Date under the Incremental Term D-1 Loans.
ARTICLE III

Conditions to Effectiveness
This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which:
(a)    The Administrative Agent (or its counsel) shall have received from (i) Lenders having more than 50% of the Outstanding Amount of the Dollar Term D-1 Loans, (ii) Lenders having more than 50% of the Outstanding Amount of the Incremental Term D-1 Loans, (iii) the Administrative Agent and (iv) each of the Co-Borrowers, Parent, Topco and Holdings, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or shall result from the Amendment.
The effectiveness of this Amendment (other than Sections 5.2 and 5.3 hereof) is conditioned upon the accuracy of the representations and warranties set forth in Article IV hereof. The Administrative Agent shall notify the Lead Borrower and the Lenders of the Amendment No. 4 Effective Date.
ARTICLE IV

Representation and Warranties.
After giving effect to the amendments contained herein, on the Amendment No. 4 Effective Date the Co-Borrowers hereby confirm that: (a) this Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligations of each such Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; (b) the representations and warranties of the Co-Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date;

provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.
ARTICLE V

Miscellaneous
Section 5.1.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties or the Parent GP that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 5.2.    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 5.3.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.4.    Reaffirmation. Each Loan Party, and with respect to clause (i) below the Parent GP, hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.
Section 5.5.    On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
KINETIC CONCEPTS, INC.,
    as the Lead Borrower
By: /s/ Nathan Speicher

Name: Nathan Speicher
Title: Vice President, Treasury and Investor Relations, and Treasurer
KCI USA, INC.,
    as Co-Borrower
By: /s/ Nathan Speicher

Name: Nathan Speicher
Title: Vice President, Treasury and Investor Relations, and Treasurer
CHIRON HOLDINGS, INC.,
    as Holdings
By: /s/ Nathan Speicher
Name: Nathan Speicher
Title: Assistant Treasurer
CHIRON TOPCO, INC.,
    as Topco
By: /s/ Nathan Speicher

Name: Nathan Speicher
Title: Assistant Treasurer

CENTAUR GUERNSEY LP, INC., as Parent
By: CHIRON GUERNSEY GP CO. LIMITED,
       Its: General Partner
By:    /s/ John T. Bibb
Name: John T. Bibb
    Title: Director

BANK OF AMERICA, N.A.,
    as Administrative Agent and Collateral Agent
By:    /s/ Anthony W. Kell
Name: Anthony W. Kell
    Title: Vice President

Bank of America, N.A.,
    as a Lender
By:    /s/ Alysa Trakas
Name: Alysa Trakas
    Title: Director